UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905
                                                    -----------

                 First Trust/Aberdeen Emerging Opportunity Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2013
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

ANNUAL
REPORT
FOR THE YEAR ENDED
DECEMBER 31, 2013

FIRST TRUST/
ABERDEEN
EMERGING
OPPORTUNITY
Fund
(FEO)

    ABERDEEN
ASSET MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Portfolio of Investments.....................................................  8
Schedule of Forward Foreign Currency Contracts............................... 17
Statement of Assets and Liabilities.......................................... 18
Statement of Operations...................................................... 19
Statements of Changes in Net Assets.......................................... 20
Statement of Cash Flows...................................................... 21
Financial Highlights......................................................... 22
Notes to Financial Statements................................................ 23
Report of Independent Registered Public Accounting Firm...................... 29
Additional Information....................................................... 30
Board of Trustees and Officers............................................... 34
Privacy Policy............................................................... 36

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 32.39% during the twelve months ended December 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE"
AS OF DECEMBER 31, 2013 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                               FEO
Common Share Price                                           $18.05
Common Share Net Asset Value ("NAV")                         $20.61
Premium (Discount) to NAV                                    (12.42)%
Net Assets Applicable to Common Shares                 $109,813,046
Current Quarterly Distribution per Common Share (1)          $0.350
Current Annualized Distribution per Common Share             $1.400
Current Distribution Rate on Closing Common Share Price (2)    7.76%
Current Distribution Rate on NAV (2)                           6.79%
---------------------------------------------------------------------

---------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------------
            Common Share Price    NAV
12/12       $22.05                $23.66
             23.10                 23.87
             23.37                 23.88
             23.36                 23.97
1/13         23.54                 23.93
             23.20                 23.95
             23.44                 23.88
             23.00                 23.86
2/13         22.44                 23.78
             22.77                 23.69
             22.82                 23.90
             22.94                 23.77
             21.94                 23.02
3/13         22.51                 23.28
             22.53                 23.26
             22.85                 23.53
             22.72                 23.33
4/13         22.94                 23.49
             22.69                 23.85
             22.63                 23.93
             22.48                 23.81
             21.95                 23.44
5/13         21.05                 22.74
             20.68                 22.31
             20.20                 22.05
             18.25                 20.64
6/13         18.91                 21.12
             18.67                 20.81
             18.99                 21.15
             19.29                 21.41
7/13         19.25                 21.36
             18.82                 21.20
             18.53                 21.25
             18.24                 21.00
             17.79                 20.57
8/13         17.64                 20.23
             17.98                 20.56
             18.58                 21.11
             19.24                 21.47
9/13         19.15                 21.13
             19.27                 21.25
             19.29                 21.50
             19.75                 21.84
10/13        19.53                 21.76
             19.42                 21.56
             18.85                 21.17
             19.26                 21.18
             18.93                 21.16
11/13        18.66                 21.14
             18.37                 20.97
             18.18                 20.85
             18.00                 20.51
             18.12                 20.56
12/13        18.05                 20.61


------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------
                                                             Average Annual Total Return
                                               -------------------------------------------------------
                                               1 Year Ended    5 Years Ended    Inception (08/28/2006)
                                                12/31/2013      12/31/2013          to 12/31/2013
FUND PERFORMANCE (3)
NAV                                               -6.49%          18.38%                9.53%
Market Value                                     -12.13%          20.65%                6.89%

INDEX PERFORMANCE
Blended Benchmark(4)                              -4.53%          12.19%                8.37%
Barclays Capital Global Emerging Markets Index    -2.66%          12.84%                7.81%
FTSE All World Emerging Market Index              -3.50%          15.06%                6.53%
------------------------------------------------------------------------------------------------------

-----------------------------------
                        % OF TOTAL
TOP 10 COUNTRIES(5)    INVESTMENTS
-----------------------------------
Brazil                      13.0%
Mexico                       7.4
India                        6.3
Hong Kong                    5.3
Turkey                       5.2
Russia                       4.9
South Korea                  3.7
South Africa                 3.6
Ireland                      3.4
Hungary                      3.2
-----------------------------------
                   Total    56.0%
                           ======

--------------------------------------------------------------------
                                                          % OF TOTAL
TOP 10 HOLDINGS                                          INVESTMENTS
--------------------------------------------------------------------
Brazil Notas do Tesouro Nacional, Series F, 10.00%,
   01/01/17                                                     4.9%
Mexican Bonos, 8.50%, 11/18/38                                  2.6
Samsung Electronics Co., Ltd., Preference Shares                2.4
Russian Railway via RZD Capital PLC, 8.30%, 4/2/19              2.3
Hungary Government Bond, 6.75%, 11/24/17                        2.3
Turkey Government Bond, 9.00%, 1/27/16                          2.0
Taiwan Semiconductor Manufacturing Co., Ltd.                    1.7
China Mobile Ltd.                                               1.7
Nigeria Government Bond, 15.10%, 4/27/17                        1.7
South Africa Government Bond, 10.50%, 12/21/26                  1.5
--------------------------------------------------------------------
                                      Total                    23.1%
                                                              ======

--------------------------------------------------------------------
                                                          % OF TOTAL
CREDIT QUALITY(6)                                        INVESTMENTS
--------------------------------------------------------------------
AAA                                                             2.0%
AA-                                                             1.1
A                                                               5.7
A-                                                             14.3
BBB+                                                           11.4
BBB                                                            11.0
BBB-                                                           12.3
BB+                                                             4.0
BB                                                              7.3
BB-                                                            16.4
B+                                                              3.8
B                                                               4.6
B-                                                              2.7
NR                                                              3.4
--------------------------------------------------------------------
                                      Total                   100.0%
                                                              ======


(1) Most recent distribution paid or declared through 12/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: J.P. Morgan Emerging Market Bond Index - Global Diversified (32.5%); J.P. Morgan Government Bond Index
      - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%)

(5) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its Shares. Credit ratings are subject to change.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
"AT A GLANCE" (CONTINUED)
AS OF DECEMBER 31, 2013 (UNAUDITED)

-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
-----------------------------------------------------
Sovereigns                                     35.7%
Commercial Banks                                9.3
Oil, Gas & Consumable Fuels                     5.3
Semiconductors & Semiconductor Equipment        4.2
Real Estate Management & Development            3.6
Railroad                                        2.6
Food & Staples Retailing                        2.5
Beverages                                       2.3
Wireless Telecommunication Services             2.1
Metals & Mining                                 2.1
Construction Materials                          1.9
Automobiles                                     1.9
Banking                                         1.9
Pharmaceuticals                                 1.8
Exploration & Production                        1.7
Tobacco                                         1.3
Thrifts & Mortgage Finance                      1.3
Insurance                                       1.2
IT Services                                     1.2
Energy Equipment & Services                     1.1
Supranationals                                  1.1
Industrial Other                                1.1
Government Development Banks                    1.0
Government Agencies                             1.0
Transportation Infrastructure                   0.9
Real Estate                                     0.9
Food & Beverage                                 0.9
Financial Services                              0.8
Wireless Telecom Services                       0.8
Specialty Retail                                0.8
Diversified Financial Services                  0.6
Household Products                              0.6
Chemicals                                       0.6
Consumer Services                               0.6
Multiline Retail                                0.5
Hotels, Restaurants & Leisure                   0.5
Consumer Finance                                0.3
Utilities                                       0.3
Wireline Telecom Services                       0.3
Pipeline                                        0.3
Manufactured Goods                              0.3
Media Non-Cable                                 0.2
Oil & Gas Services                              0.2
Home Improvement                                0.2
Integrated Oils                                 0.2
-----------------------------------------------------
                                      Total   100.0%
                                              ======

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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO
Head of Emerging Market Equity for the Aberdeen Group

JOANNE IRVINE
Head of Global Emerging Market ("GEM") Equity Team ex Asia

MARK GORDON-JAMES
Investment Manager, GEM Equity Team

FIONA MANNING
Investment Manager, GEM Equity Team

ANDY BROWN
Investment Manager, GEM Equity Team

PETER TAYLOR
Senior Investment Manager/Head of Corporate Governance

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT
Head of Emerging Market Debt

KEVIN DALY
Portfolio Manager, Emerging Market Debt

EDWIN GUTIERREZ
Portfolio Manager, Emerging Market Debt

MAX WOLMAN
Portfolio Manager, Emerging Market Debt

ESTHER CHAN
Portfolio Manager, Emerging Market Debt



                                   COMMENTARY

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The investment objective of the Fund is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -6.49% and a market value total return of -12.13% for the year ended December 31, 2013, compared to the Fund's blended benchmark(2) total return of -4.53% over the same period. In addition to the benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2013, for these indices were as follows: the Barclays Capital Global Emerging Markets Index was -2.66% and the FTSE All World Emerging Market Index was -3.50%.

The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Capital Global Emerging Markets Index, FTSE All World Emerging Market Index and the components of the blended benchmark are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.

-------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2 Blended benchmark consists of the following: J.P. Morgan Emerging Markets Bond Index - Global Diversified (32.5%); J.P. Morgan Government Bond Index
      - Emerging Markets (32.5%); MSCI Global Emerging Markets Index (35.0%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013


MARKET RECAP - EQUITY

Emerging market equities had a difficult time in 2013, underperforming their developed counterparts by a significant margin. Notably, concerns over the U.S. Federal Reserve's (the "Fed") planned exit from quantitative easing kept investors on edge for much of 2013, prompting capital flight, sharp falls in currencies and monetary tightening. The economic slowdown across the developing world, particularly in the larger economies, at the time when expectations of growth in the developed world were improving, also hurt sentiment. Several countries saw widespread protests as growth failed to keep pace with popular aspirations that were raised during earlier phases of rapid expansion.

MARKET RECAP - FIXED INCOME

Emerging market debt performance was mixed during 2013 with both hard and local currency debt posting losses. Over the year, the J.P. Morgan Emerging Markets Bond Index - Global Diversified declined by -5.28% and its spread increased 29 basis points ("bps") to +285 over U.S. Treasuries. The J.P. Morgan Global Bond Index - Emerging Markets Diversified decreased -6.32% over the year.

In hard currency debt, the Middle East was the only region to post positive returns, while Latin America and Asia suffered the greatest losses. Uruguay was the worst-performing country over the period, closely followed by Turkey and Indonesia, not helped by having some of the highest duration within the Barclays Capital Global Emerging Markets Index. Belize was the strongest performing credit as it bounced back from restructuring, while Argentina and Ecuador also posted strong gains. In local currency debt, all regions posted negative returns, led by Latin America. In terms of countries, Brazil was the worst-performing country, followed by Turkey and South Africa. Hungary posted the greatest gains, followed by Nigeria and Poland.

Risk appetite took a breather at the beginning of 2013 following a surprise Italian parliamentary election result in February and the news of a Cyprus bailout at the end of March. Poor employment figures in the U.S., however, caused Treasury yields to fall sharply in April, providing support for emerging market spread products.

Increased rhetoric from the Fed in May and June regarding the "tapering" of its quantitative easing program toward the end of 2013 caused emerging market debt to perform poorly. The announcements were motivated by increasingly positive signs of economic recovery in the U.S. Consequently, U.S. Treasury yields rose, causing emerging market debt to suffer. Market concerns over a reversal in fund flows into the asset class, as well as a higher cost of financing for emerging market countries, led to a significant re-pricing across all segments of the asset class.

July generally provided some respite from negative sentiment, although a downbeat tone came back to emerging markets in August as investors refocused their attention on the state of the U.S. economy and its effect on the Fed's monetary policy stance. Events in Syria also had a marked impact on sentiment, after a chemical weapons attack on civilians was blamed on pro-Assad forces and the prospect of a U.S. military strike on Damascus emerged.

Emerging markets were treated to an unexpected, positive surprise in the middle of September when the U.S. Federal Open Market Committee ("FOMC") decided not to begin tapering its asset purchases given that it is still unconvinced by the scale of the economic recovery in the United States. The post "no tapering" announcement resulted in a strong two-day rally as investors deemed that an equilibrium level had been reached and that value had now returned to emerging market assets.

Nevertheless, improved U.S. economic data in November led to a growing sense that there would not be a significant delay in the Fed beginning to taper its quantitative easing program. In its December meeting, the Fed announced that it would start tapering its asset purchasing program by US$10 billion, which was viewed positively by the market given that policy remains accommodative.

PERFORMANCE ANALYSIS - EQUITY

The equity portion of the Fund underperformed the benchmark against a challenging backdrop. Currency weakness in markets where the portfolio has long-standing overweight positions had a significant impact on the Fund's performance. The Brazilian real, Indian rupee, Indonesian rupiah, Turkish lira and South African rand were among the emerging market currencies that depreciated the most against the U.S. dollar as capital flows rotated to developed markets. Despite the macroeconomic volatility of these nations, we continue to be drawn to the companies there, many of which have sustainable business models, strong balance sheets and are focused on shareholder returns. In contrast China, Korea and Taiwan, where the portfolio has a light exposure, held up better amid the volatility; China and Taiwan further benefited from their pegged or managed currencies. The Fund's underweight exposure to these north Asian countries is due to the lack of companies with sufficient quality to meet the Fund's investment criteria and we do not foresee a major shift in our exposure to these markets. Meanwhile, the Fund's overweight to financials and consumer-related sectors, which are interest-rate sensitive, also hurt relative performance as some countries tightened monetary policy to support their currencies.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013


At the stock level, the companies that underperformed over the year included several bank holdings such as Brazilian bank Banco Bradesco S.A., and Turkish lenders Akbank TAS and Turkiye Garanti Bankasi AS. Despite reporting earnings in line with our expectations, their share prices were hit by tapering fears rather than by fundamental issues; we are comfortable with the Fund's financial holdings, many of which we believe remain well capitalised and offer good value. Consumer companies such as Truworths International Ltd., Massmart Holdings Ltd. and PT Astra International Tbk also underperformed. Tough operating conditions weighed on their results, even though their earnings met our conservative forecasts. Although the Fund's consumer-related holdings currently face cyclical challenges, their long-term prospects remain upbeat and many are well placed to benefit from a recovery, in our opinion.

On a brighter note, stock selection was positive in Korea, India and Mexico; most of our holdings delivered healthy results. The top-performing stock last year was Korean semiconductor firm Samsung Electronics Co. Ltd., which continued to post record results that were driven by its mobile division. In India, software company Infosys Technologies Ltd. gained from prospects of a recovery in the U.S., where it has a large customer base, and on signs that the operating environment was stabilising. The return of one of its founders Narayana Murthy, a pioneer in the domestic IT services industry, also reassured investors. While the tasks ahead for Murthy are considerable, he is very clear on what needs to be done, a sentiment we hold based on our recent meeting with management. As well, we believe the respect he commands should go a long way in reducing execution risks for the company. Mexican bank Grupo Financiero Banorte, S.A.B. de C.V.'s price recovered following its successful capital-raising exercise to strengthen the balance sheet after an acquisition spree.

Other holdings that contributed positively to relative returns included Polish lender Bank Pekao S.A. and pan-Asian insurer AIA Group Ltd. Better hopes of recovery in Europe supported Bank Pekao while AIA's new business grew strongly. Hungarian pharmaceutical company Richter Gedeon Nyrt was buoyed by results which showed signs of a rebound. Brazilian fuel and chemicals company Ultrapar Participacoes S.A. rallied on the back of good performance across all its businesses, in particular its petroleum distribution arm, Ipiranga, where volumes remain solid and retail margins healthy. South African brewer SABMiller PLC benefited from robust volume growth in Africa and Latin America. The Fund's non-benchmark exposure to Tenaris S.A., a global specialist pipe maker with significant operations in Latin America, also proved beneficial on the back of an expected recovery in drilling activity in North America as well as Mexico's energy reforms.

PERFORMANCE ANALYSIS - FIXED INCOME

Over the course of 2013, the emerging market debt portion of the Fund outperformed its blended benchmark in hard currency by 418 bps, but trailed in local bonds by 214 bps.

Within hard currency space, the Fund's overweight position in Russia was the key positive contributor to performance, helped by the Fund's allocation to quasi-sovereign and corporate credits. Underweight positions in Venezuela and Turkey also added value to the Fund. On the other side, an overweight position in Mexico detracted from performance as the portfolio had exposure to the Mexican homebuilder sector which suffered from working capital issues during the first quarter of 2013. Underweight positions in Argentina and Lebanon and an overweight position in Brazil also detracted from the Fund.

Within the local currency holdings, an underweight position in Peru benefitted the Fund as did an off-benchmark holding in Serbian treasury bills. An off-benchmark position in Indonesia was the main detractor from performance as the portfolio had underweights in Poland and Romania.

MARKET OUTLOOK - EQUITY

Emerging market equities have steadied somewhat in recent months, but the year ahead may yet prove trying. For one, the process of unwinding the Fed's monetary stimulus is tricky; any misstep could lead to renewed market stress in the short term. Then there are domestic issues to contend with as well. Growth has decelerated across the developing world and is not expected to return to their previous robust levels soon. In the face of capital outflows, many countries have raised interest rates, putting further pressure on economic activity. Although a recent pickup in exports to advanced economies and resilient local demand may help negate the impact, economic imbalances persist in some developing economies. Further reforms, such as improving infrastructure and liberalising labour and capital markets, are necessary to sustain future growth. But extensive reforms require political will, which appears to be in short supply. With Brazil, Hungary, India, Indonesia, South Africa and Turkey all facing crucial elections in 2014, politicians may be reluctant to implement unpopular but much-needed reforms.

That said, much of the concerns have already been priced in, with the asset class trading at a substantial discount to both its historical average and to developed markets. In our opinion, a repeat of the crisis experienced in the late 1990s is unlikely, given that many emerging markets have improved their balance sheets, built up reserves and have more flexible exchange rate regimes than before. We believe economies are still in decent shape despite the slowdown, and will likely be supported by any general global upturn. Companies, too, are more profitable and have lower debt compared to their advanced market peers. An adjustment process is going on at the country and corporate level which is ultimately very positive for these markets. So while uncertainties lie ahead, opportunities can be had for prudent stock pickers over the long run, in our opinion.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013


MARKET OUTLOOK - FIXED INCOME

Looking ahead into 2014, the risk-return opportunities in the market do not look as asymmetrically skewed as they did at the beginning of 2013. In general, valuations in emerging market debt are looking more attractive than a year ago when yields were near their all-time lows. Hard currency and local currency sovereign yields have unsurprisingly risen sharply, while emerging market currencies took most of the pain in 2013, but with the technical position improving we believe the risk-return trade-off is looking more attractive. We also believe that volatility will be lower during 2014 than it was in 2013 as strong U.S. economic data should no longer be a surprise to the market than it was a year ago, with a strong possibility that once final 2013 GDP growth is released, there will be further upward revisions to economists' 2014 forecasts.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2013

    SHARES                                           DESCRIPTION                                              VALUE
--------------  -----------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 48.2%

                BRAZIL - 7.0%
       125,316  Banco Bradesco S.A., ADR ................................................................  $  1,570,210
        22,000  Lojas Renner S.A.........................................................................       568,825
        27,454  Multiplan Empreendimentos Imobiliarios S.A., Preference Shares ..........................       580,674
        93,000  Petroleo Brasileiro S.A., ADR ...........................................................     1,281,540
        66,500  Souza Cruz S.A...........................................................................       679,587
        58,267  Ultrapar Participacoes S.A...............................................................     1,381,811
        84,104  Vale S.A., ADR ..........................................................................     1,282,586
        21,842  Vale S.A., Preference Shares, ADR .......................................................       306,006
                                                                                                           ------------
                                                                                                              7,651,239
                                                                                                           ------------
                CHILE - 0.7%
        32,728  Banco Santander Chile S.A., ADR .........................................................       771,399
                                                                                                           ------------
                CHINA - 1.1%
     1,070,000  PetroChina Co., Ltd., Class H ...........................................................     1,172,900
                                                                                                           ------------
                HONG KONG - 5.5%
       280,000  AIA Group Ltd............................................................................     1,404,643
       188,500  China Mobile Ltd.........................................................................     1,954,456
       202,000  Hang Lung Group Ltd......................................................................     1,019,862
       640,000  Swire Pacific Ltd., B Shares ............................................................     1,444,363
        89,600  Swire Properties Ltd.....................................................................       226,476
                                                                                                           ------------
                                                                                                              6,049,800
                                                                                                           ------------
                HUNGARY - 1.0%
        55,000  Richter Gedeon Nyrt .....................................................................     1,119,706
                                                                                                           ------------
                INDIA - 6.6%
        20,000  GlaxoSmithKline Pharmaceuticals Ltd......................................................       969,461
        13,000  Grasim Industries Ltd....................................................................       570,525
        23,000  Hero MotoCorp Ltd........................................................................       771,674
        78,000  Hindustan Unilever Ltd...................................................................       719,597
       110,500  Housing Development Finance Corp., Ltd...................................................     1,419,591
        20,000  ICICI Bank Ltd...........................................................................       355,266
        23,668  Infosys Ltd..............................................................................     1,333,738
       162,173  ITC Ltd..................................................................................       843,835
         7,428  UltraTech Cement Ltd.....................................................................       211,846
                                                                                                           ------------
                                                                                                              7,195,533
                                                                                                           ------------
                INDONESIA - 1.3%
     2,524,000  PT Astra International Tbk ..............................................................     1,410,288
                                                                                                           ------------
                ITALY - 1.1%
        28,600  Tenaris S.A., ADR .......................................................................     1,249,534
                                                                                                           ------------
                KAZAKHSTAN - 0.0%
           376  BTA Bank JSC (b) ........................................................................             1
                                                                                                           ------------
                MALAYSIA - 1.1%
       230,606  CIMB Group Holdings Berhad ..............................................................       536,473
       120,000  Public Bank Berhad ......................................................................       715,860
                                                                                                           ------------
                                                                                                              1,252,333
                                                                                                           ------------
                MEXICO - 3.8%
        15,700  Fomento Economico Mexicano, S.A.B. de C.V., ADR .........................................     1,536,559
        40,000  Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR ...............................     1,068,000

Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2013

    SHARES                                           DESCRIPTION                                              VALUE
--------------  -----------------------------------------------------------------------------------------  ------------
COMMON STOCKS (CONTINUED)

                MEXICO (CONTINUED)
       228,200  Grupo Financiero Banorte, S.A.B. de C.V., O Shares ......................................  $  1,596,779
                                                                                                           ------------
                                                                                                              4,201,338
                                                                                                           ------------
                PHILIPPINES - 1.3%
     1,400,000  Ayala Land, Inc..........................................................................       780,713
       342,672  Bank of the Philippine Islands ..........................................................       656,275
                                                                                                           ------------
                                                                                                              1,436,988
                                                                                                           ------------
                POLAND - 1.1%
        20,000  Bank Pekao S.A...........................................................................     1,188,329
                                                                                                           ------------
                RUSSIA - 2.1%
        25,500  LUKOIL, ADR .............................................................................     1,609,560
        10,600  Magnit OJSC .............................................................................       701,720
                                                                                                           ------------
                                                                                                              2,311,280
                                                                                                           ------------
                SOUTH AFRICA - 2.3%
        43,610  Massmart Holdings Ltd....................................................................       540,448
        20,978  SABMiller PLC ...........................................................................     1,065,399
       119,729  Truworths International Ltd..............................................................       876,110
                                                                                                           ------------
                                                                                                              2,481,957
                                                                                                           ------------
                SOUTH KOREA - 3.3%
         3,292  E-Mart Co., Ltd..........................................................................       831,305
         2,870  Samsung Electronics Co., Ltd., Preference Shares ........................................     2,754,830
                                                                                                           ------------
                                                                                                              3,586,135
                                                                                                           ------------
                TAIWAN - 2.3%
       150,005  Taiwan Mobile Co., Ltd...................................................................       484,691
       561,954  Taiwan Semiconductor Manufacturing Co., Ltd..............................................     1,989,234
                                                                                                           ------------
                                                                                                              2,473,925
                                                                                                           ------------
                THAILAND - 2.2%
       123,000  PTT Exploration and Production Public Co., Ltd...........................................       623,235
        67,200  Siam Cement Public (The) Co., Ltd........................................................       830,286
       230,600  Siam Commercial Bank Public Co., Ltd.....................................................     1,007,033
                                                                                                           ------------
                                                                                                              2,460,554
                                                                                                           ------------
                TURKEY - 2.2%
       134,635  Akbank TAS ..............................................................................       419,754
        40,444  Bim Birlesik Magazalar AS ...............................................................       816,784
       181,150  Haci Omer Sabanci Holding A.S............................................................       728,309
       141,000  Turkiye Garanti Bankasi AS ..............................................................       456,659
                                                                                                           ------------
                                                                                                              2,421,506
                                                                                                           ------------
                UNITED KINGDOM - 1.7%
        19,000  BHP Billiton PLC ........................................................................       586,645
        56,608  Standard Chartered PLC ..................................................................     1,274,871
                                                                                                           ------------
                                                                                                              1,861,516
                                                                                                           ------------
                UNITED STATES - 0.5%
         7,500  Yum! Brands, Inc.........................................................................       567,075
                                                                                                           ------------
                TOTAL COMMON STOCKS .....................................................................    52,863,336
                (Cost $37,797,122)                                                                         ------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2013

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES - 39.9%

                ARMENIA - 1.0%
       850,000  Republic of Armenia (USD) (c)................................     6.00%        09/30/20    $    847,875
       200,000  Republic of Armenia (USD)....................................     6.00%        09/30/20         199,500
                                                                                                           ------------
                                                                                                              1,047,375
                                                                                                           ------------
                BAHRAIN - 0.2%
       220,000  Bahrain Government International Bond (USD) (c)..............     6.13%        08/01/23         228,030
                                                                                                           ------------
                BRAZIL - 6.0%
       650,000  Banco Nacional de Desenvolvimento Economico e Social
                   (USD) (c).................................................     5.75%        09/26/23         640,217
    13,939,000  Brazil Notas do Tesouro Nacional, Series F (BRL).............    10.00%        01/01/17       5,599,936
       370,000  Brazilian Government International Bond (BRL)................     8.50%        01/05/24         138,010
       180,000  Brazilian Government International Bond (USD)................     7.13%        01/20/37         207,000
                                                                                                           ------------
                                                                                                              6,585,163
                                                                                                           ------------
                COLOMBIA - 0.1%
   130,000,000  Columbia Government International Bond (COP).................     7.75%        04/14/21          74,834
                                                                                                           ------------
                COSTA RICA - 0.3%
       300,000  Costa Rica Government International Bond (USD)...............     4.25%        01/26/23         276,000
                                                                                                           ------------
                CROATIA - 1.3%
       600,000  Croatia Government International Bond (USD)..................     6.63%        07/14/20         645,750
       780,000  Croatia Government International Bond (USD)..................     6.00%        01/26/24         778,050
                                                                                                           ------------
                                                                                                              1,423,800
                                                                                                           ------------
                DOMINICAN REPUBLIC - 0.3%
       200,000  Dominican Republic International Bond (USD)..................     7.50%        05/06/21         218,000
       118,000  Dominican Republic International Bond (USD)..................     8.63%        04/20/27         128,325
                                                                                                           ------------
                                                                                                                346,325
                                                                                                           ------------
                GABON - 0.6%
       650,000  Gabonese Republic (USD) (c)..................................     6.38%        12/12/24         654,875
                                                                                                           ------------
                GEORGIA - 0.3%
       350,000  Georgian Oil and Gas Corp. JSC (USD) (c).....................     6.88%        05/16/17         362,250
                                                                                                           ------------
                HONDURAS - 0.7%
       840,000  Honduras Government International Bond (USD) (c).............     7.50%        03/15/24         774,900
                                                                                                           ------------
                HUNGARY - 2.3%
   513,000,000  Hungary Government Bond (HUF)................................     6.75%        11/24/17       2,575,953
                                                                                                           ------------
                INDONESIA - 1.2%
 4,000,000,000  Indonesia Treasury Bond (IDR)................................    10.00%        07/15/17         352,730
 6,900,000,000  Indonesia Treasury Bond (IDR)................................     6.13%        05/15/28         441,119
 5,500,000,000  Indonesia Treasury Bond (IDR)................................    10.50%        08/15/30         511,002
                                                                                                           ------------
                                                                                                              1,304,851
                                                                                                           ------------
                IRAQ - 0.2%
       280,000  Republic of Iraq (USD).......................................     5.80%        01/15/28         240,100
                                                                                                           ------------
                IVORY COAST - 0.5%
       600,000  Ivory Coast Government International Bond (USD)..............     5.75%        12/31/32         540,000
                                                                                                           ------------

Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2013

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                MEXICO - 3.4%
    35,100,000  Mexican Bonos (MXN)..........................................     8.50%        11/18/38    $  2,982,832
     4,000,000  Mexican Bonos (MXN)..........................................     7.75%        11/13/42         313,476
       400,000  Mexico Government International Bond (USD)...................     6.05%        01/11/40         437,000
                                                                                                           ------------
                                                                                                              3,733,308
                                                                                                           ------------
                MONGOLIA - 0.4%
       490,000  Development Bank of Mongolia LLC (USD).......................     5.75%        03/21/17         463,050
                                                                                                           ------------
                NIGERIA - 2.2%
   295,000,000  Nigeria Government Bond (NGN)................................    15.10%        04/27/17       1,946,318
       450,000  Nigeria Government International Bond (USD) (c)..............     5.13%        07/12/18         462,937
                                                                                                           ------------
                                                                                                              2,409,255
                                                                                                           ------------
                PERU - 1.3%
     2,620,000  Peru Government Bond (PEN)...................................     7.84%        08/12/20       1,068,910
       890,000  Peruvian Government International Bond (PEN).................     6.95%        08/12/31         318,709
                                                                                                           ------------
                                                                                                              1,387,619
                                                                                                           ------------
                ROMANIA - 0.3%
       330,000  Romanian Government International Bond (USD).................     6.75%        02/07/22         375,788
                                                                                                           ------------
                RUSSIA - 3.5%
    46,500,000  Russian Federal Bond - OFZ (RUB).............................     7.40%        06/14/17       1,443,450
     9,850,000  Russian Federal Bond - OFZ (RUB).............................     7.00%        01/25/23         289,591
    50,000,000  Russian Foreign Bond - Eurobond (RUB)........................     7.85%        03/10/18       1,570,642
       450,000  Vnesheconombank Via VEB Finance PLC (USD)....................     6.90%        07/09/20         497,813
                                                                                                           ------------
                                                                                                              3,801,496
                                                                                                           ------------
                RWANDA - 0.6%
       500,000  Rwanda International Government Bond (USD)...................     6.63%        05/02/23         477,500
       200,000  Rwanda International Government Bond (USD) (c)...............     6.63%        05/02/23         191,000
                                                                                                           ------------
                                                                                                                668,500
                                                                                                           ------------
                SERBIA - 2.8%
       600,000  Republic of Serbia (USD).....................................     5.25%        11/21/17         604,500
       600,000  Republic of Serbia (USD).....................................     7.25%        09/28/21         633,750
       200,000  Republic of Serbia (USD) (c).................................     7.25%        09/28/21         211,250
   137,000,000  Serbia Treasury Bills (RSD)..................................      (d)         01/23/14       1,645,053
                                                                                                           ------------
                                                                                                              3,094,553
                                                                                                           ------------
                SOUTH AFRICA - 2.4%
       500,000  Eskom Holdings SOC Ltd. (USD) (c)............................     6.75%        08/06/23         513,750
    15,270,000  South Africa Government Bond (ZAR)...........................    10.50%        12/21/26       1,717,885
       400,000  South Africa Government International Bond (USD).............     5.88%        09/16/25         417,200
                                                                                                           ------------
                                                                                                              2,648,835
                                                                                                           ------------
                SOUTH KOREA - 0.6%
    41,000,000  Export-Import Bank of Korea (INR) (c)........................     6.00%        02/27/14         660,322
                                                                                                           ------------
                TANZANIA - 0.6%
       680,000  Tanzania Government International Bond (USD) (e).............     6.39%        03/09/20         714,000
                                                                                                           ------------

                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2013

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                TURKEY - 2.9%
     4,850,000  Turkey Government Bond (TRY).................................     9.00%        01/27/16    $  2,221,657
     1,600,000  Turkey Government Bond (TRY).................................     6.30%        02/14/18         656,975
       250,000  Turkey Government International Bond (USD)...................     6.25%        09/26/22         260,250
                                                                                                           ------------
                                                                                                              3,138,882
                                                                                                           ------------
                UKRAINE - 0.6%
       700,000  Ukraine Government International Bond (USD)..................     9.25%        07/24/17         701,456
                                                                                                           ------------
                UNITED ARAB EMIRATES - 1.2%
     1,090,000  Emirate of Dubai Government International Bonds (USD)........     7.75%        10/05/20       1,299,825
                                                                                                           ------------
                URUGUAY - 1.1%
    23,352,145  Uruguay Government International Bond, Inflation Adjusted
                   Bond (UYU) (f)............................................     5.00%        09/14/18       1,177,708
                                                                                                           ------------
                VENEZUELA - 0.8%
     1,042,500  Venezuela Government International Bond (USD)................     5.75%        02/26/16         888,210
                                                                                                           ------------
                VIETNAM - 0.2%
       200,000  Vietnam Government International Bond (USD)..................     6.88%        01/15/16         214,500
                                                                                                           ------------
                TOTAL FOREIGN SOVEREIGN BONDS AND NOTES                                                      43,811,763
                (Cost $46,331,240)                                                                         ------------

FOREIGN CORPORATE BONDS AND NOTES (g) - 15.6%

                BRAZIL - 1.3%
       550,000  Caixa Economica Federal (USD) (c)............................     4.50%        10/03/18         547,800
       350,000  JBS Investments GmBH (USD) (c)...............................     7.75%        10/28/20         355,250
       350,000  OAS Financial Ltd. (USD) (c).................................     8.88%           (h)           310,625
       200,000  OAS Investments GmbH (USD) (c)...............................     8.25%        10/19/19         196,000
                                                                                                           ------------
                                                                                                              1,409,675
                                                                                                           ------------
                CANADA - 0.6%
       650,000  Uranium One Investments, Inc. (USD) (c)......................     6.25%        12/13/18         641,063
                                                                                                           ------------
                CHINA - 0.5%
       200,000  COSL Finance BVI Ltd. (USD) (c)..............................     3.25%        09/06/22         179,710
       350,000  Longfor Properties Co., Ltd. (USD)...........................     6.88%        10/18/19         367,500
                                                                                                           ------------
                                                                                                                547,210
                                                                                                           ------------
                COLOMBIA - 0.2%
       250,000  Pacific Rubiales Energy Corp. (USD) (c)......................     5.38%        01/26/19         252,500
                                                                                                           ------------
                DOMINICAN REPUBLIC - 0.4%
       350,000  AES Andres Dominicana, Ltd. / Itabo Dominicana, Ltd.
                   (USD).....................................................     9.50%        11/12/20         374,500
                                                                                                           ------------
                EL SALVADOR - 0.4%
       450,000  Telemovil Finance Co., Ltd. (USD)............................     8.00%        10/01/17         481,500
                                                                                                           ------------
                GUATEMALA - 0.6%
       250,000  Cementos Progreso Trust (USD) (c)............................     7.13%        11/06/23         254,063
       400,000  Industrial Subordinated Trust (USD)..........................     8.25%        07/27/21         430,000
                                                                                                           ------------
                                                                                                                684,063
                                                                                                           ------------

Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2013

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (g) (CONTINUED)

                INDIA - 0.3%
       400,000  Bharti Airtel International Netherlands B.V. (USD) (c).......     5.13%        03/11/23    $    371,360
                                                                                                           ------------
                INDONESIA - 0.7%
       150,000  Adaro Indonesia PT (USD).....................................     7.63%        10/22/19         158,812
       440,000  Pertamina Persero PT (USD) (c)...............................     4.30%        05/20/23         381,106
       200,000  Pertamina Persero PT (USD)...................................     6.00%        05/03/42         165,750
                                                                                                           ------------
                                                                                                                705,668
                                                                                                           ------------
                KAZAKHSTAN - 0.7%
       300,000  Kazakhstan Temir Zholy Finance B.V. (USD) (c)................     6.95%        07/10/42         299,250
       400,000  Zhaikmunai LLP (USD) (c).....................................     7.13%        11/13/19         420,480
                                                                                                           ------------
                                                                                                                719,730
                                                                                                           ------------
                MEXICO - 1.5%
       350,000  BBVA Bancomer S.A. (USD) (c).................................     6.75%        09/30/22         372,085
       350,000  CEMEX Espana Luxembourg (USD)................................     9.88%        04/30/19         401,625
       650,000  Offshore Drilling Holding S.A. (USD) (c).....................     8.38%        09/20/20         695,500
       160,000  Petroleos Mexicanos (USD)....................................     6.50%        06/02/41         168,000
                                                                                                           ------------
                                                                                                              1,637,210
                                                                                                           ------------
                MOZAMBIQUE - 0.6%
       700,000  EMATUM Via Mozambique EMATUM Finance 2020 BV
                   (USD).....................................................     6.31%        09/11/20         668,500
                                                                                                           ------------
                MULTINATIONAL - 1.1%
    76,200,000  European Bank For Reconstruction & Development (INR).........     5.25%        02/07/14       1,227,971
                                                                                                           ------------
                NIGERIA - 0.3%
       310,000  GTB Finance B.V. (USD).......................................     7.50%        05/19/16         328,662
                                                                                                           ------------
                RUSSIA - 3.9%
       150,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD)..............     7.88%        09/25/17         167,250
       200,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD)..............     7.75%        04/28/21         214,750
       400,000  EuroChem Mineral & Chemical Co. OJSC via EuroChem
                   GI Ltd. (USD) (c).........................................     5.13%        12/12/17         402,500
       230,000  Evraz Group S.A. (USD) (c)...................................     6.50%        04/22/20         214,762
       300,000  Gazprom Neft OAO Via GPN Capital SA (USD) (c)................     6.00%        11/27/23         306,000
    86,400,000  Russian Railways via RZD Capital PLC (RUB)...................     8.30%        04/02/19       2,607,157
       420,000  VimpelCom Holdings B.V. (USD) (c)............................     5.95%        02/13/23         397,950
                                                                                                           ------------
                                                                                                              4,310,369
                                                                                                           ------------
                SOUTH AFRICA - 0.2%
       220,000  Myriad International Holdings B.V. (USD) (c).................     6.00%        07/18/20         236,500
                                                                                                           ------------
                TURKEY - 0.6%
       200,000  Arcelik AS (USD) (c).........................................     5.00%        04/03/23         173,600
       200,000  Turkiye Sise Ve Cam Fabrikalari AS (USD) (c).................     4.25%        05/09/20         176,980
       300,000  Yasar Holdings S.A. via Willow No. 2 (USD)...................     9.63%        10/07/15         296,250
                                                                                                           ------------
                                                                                                                646,830
                                                                                                           ------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2013

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED        STATED          VALUE
   CURRENCY)                             DESCRIPTION                             COUPON       MATURITY     (US DOLLARS)
--------------  -------------------------------------------------------------  ----------  --------------  ------------
FOREIGN CORPORATE BONDS AND NOTES (g) (CONTINUED)

                UKRAINE - 0.9%
       350,000  Metinvest B.V. (USD).........................................     8.75%        02/14/18    $    330,750
       370,000  MHP S.A. (USD) (c)...........................................     8.25%        04/02/20         330,299
       360,000  Mriya Agro Holding PLC (USD) (c).............................     9.45%        04/19/18         311,400
                                                                                                           ------------
                                                                                                                972,449
                                                                                                           ------------
                UNITED ARAB EMIRATES - 0.6%
       600,000  Jafz Sukuk Ltd. (USD)........................................     7.00%        06/19/19         687,000
                                                                                                           ------------
                UNITED KINGDOM - 0.2%
       250,000  Tullow Oil PLC (USD) (c).....................................     6.00%        11/01/20         253,750
                                                                                                           ------------
                TOTAL FOREIGN CORPORATE BONDS AND NOTES .................................................    17,156,510
                (Cost $17,458,618)                                                                         ------------

                TOTAL INVESTMENTS - 103.7% ..............................................................   113,831,609
                (Cost $101,586,980) (i)

                OUTSTANDING LOANS - (5.3%) ..............................................................    (5,800,000)

                NET OTHER ASSETS AND LIABILITIES - 1.6% .................................................     1,781,437
                                                                                                           ------------
                NET ASSETS - 100.0% .....................................................................  $109,813,046
                                                                                                           ============


(a) All of the securities within the Portfolio of Investments, except for the BTA Bank JSC common stock, are available to serve as collateral for the outstanding loans.

(b)   Non-income producing security.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Fund's sub-advisor. At December 31, 2013, securities noted as such amounted to $13,627,939 or 12.41% of net assets.

(d)   Zero coupon bond.

(e) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2013.

(f) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(g) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's investment sub-advisor.

(h)   Perpetual maturity.

(i) Aggregate cost for federal income tax purposes is $101,819,688. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,899,816 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,887,895.

ADR American Depositary Receipt

Currency Abbreviations:
      BRL  Brazilian Real
      COP  Columbian Peso
      GBP  British Pound Sterling
      HKD  Hong Kong Dollar
      HUF  Hungarian Forint
      IDR  Indonesian Rupiah
      INR  Indian Rupee
      KRW  South Korean Won
      KZT  Kazakhstan Tenge
      MXN  Mexican Peso
      MYR  Malaysian Ringgit
      NGN  Nigerian Naira
      PEN  Peruvian New Sol
      PHP  Philippines Peso
      PLN  Polish Zloty
      RSD  Serbian Dinar
      RUB  Russian Ruble
      THB  Thailand Baht
      TRY  Turkish Lira
      TWD  Taiwan New Dollar
      USD  United States Dollar
      UYU  Uruguayan Peso
      ZAR  South African Rand

Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                             12/31/2013         PRICES          INPUTS          INPUTS
---------------------------------------------------    ------------     ------------   --------------   ------------
Common Stocks*.....................................    $ 52,863,336     $ 52,863,336   $           --   $         --
Foreign Sovereign Bonds and Notes*.................      43,811,763               --       43,811,763             --
Foreign Corporate Bonds and Notes*.................      17,156,510               --       17,156,510             --
                                                       ------------     ------------   --------------   ------------
Total Investments..................................     113,831,609       52,863,336       60,968,273             --
Forward Foreign Currency Contracts**...............         112,184               --          112,184             --
                                                       ------------     ------------   --------------   ------------
Total..............................................    $113,943,793     $ 52,863,336   $   61,080,457   $         --
                                                       ============     ============   ==============   ============

                                                 LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2013         PRICES          INPUTS          INPUTS
                                                       ------------     ------------   --------------   ------------
Forward Foreign Currency Contracts**...............    $    (54,252)    $         --   $      (54,252)  $         --
                                                       ============     ============   ==============   ============

*   See the Portfolio of Investments for country breakout.

** See the Schedule of Forward Foreign Currency Contacts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $31,537,424 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on December 31, 2012 exceeding a certain threshold.

                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013


CURRENCY EXPOSURE           % OF TOTAL
DIVERSIFICATION            INVESTMENTS #
USD                            45.1%
INR                             8.0
HKD                             6.3
BRL                             5.6
MXN                             4.3
ZAR                             4.2
TRY                             3.5
RUB                             3.2
KRW                             3.1
HUF                             2.3
TWD                             2.2
THB                             2.2
NGN                             1.7
RSD                             1.4
IDR                             1.3
PHP                             1.3
GBP                             1.1
MYR                             1.1
PLN                             1.0
UYU                             1.0
COP                             0.1
KZT                             0.0 # #
PEN                            (0.0)+
------------------------------------
     Total                    100.0%
                              ======

#   The weightings include the impact of currency forwards.

##  Amount is less than 0.1%.

+   Amount is less than (0.1)%.

Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2013

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                            ------------------------------------------------------------
                                                                            PURCHASE            SALE
                                                                          VALUE AS OF       VALUE AS OF       UNREALIZED
 SETTLEMENT                        AMOUNT                AMOUNT           DECEMBER 31,      DECEMBER 31,     APPRECIATION
    DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)              2013              2013        (DEPRECIATION)
------------  ------------  ---------------------  -------------------  ----------------  ----------------   -------------
  02/26/14        JPM       USD         2,592,593  BRL       6,153,000  $      2,592,593  $      2,571,385   $      21,208
  01/16/14        CIT       USD         1,114,928  HUF     245,327,000         1,114,928         1,134,280         (19,352)
  02/26/14        DNDF      USD         1,267,350  IDR  15,525,045,000         1,267,350         1,262,799           4,551
  02/26/14        JPM       USD         1,417,240  PEN       4,020,000         1,417,240         1,424,497          (7,257)
  02/26/14        CIT       USD         2,277,512  RUB      76,549,000         2,277,512         2,305,155         (27,643)
  01/16/14        CIT       USD         1,348,231  TRY       2,721,000         1,348,231         1,261,806          86,425
                                                                                                             -------------
Net unrealized appreciation (depreciation)...............................................................    $      57,932
                                                                                                             =============

(a)   Please see Portfolio of Investments for currency descriptions.

Please see Note 2D - Offsetting on the Statement of Assets and Liabilities for a table that presents the forward foreign currency contracts asset and liability amounts on a gross basis.

Counterparty Abbreviations:
     CIT   Citibank, NA
     DNDF  Deutsche NDF Currencies
     JPM   JPMorgan Chase

                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS:
Investments, at value
   (Cost $101,586,980).........................................................................      $113,831,609
Cash...........................................................................................           601,612
Foreign currency (Cost $11,043)................................................................            10,881
Unrealized appreciation on forward foreign currency contracts..................................           112,184
Receivables:
   Interest....................................................................................         1,267,752
   Investment securities sold..................................................................           529,732
   Miscellaneous...............................................................................            40,381
   Dividends...................................................................................            31,819
Prepaid expenses...............................................................................             1,935
                                                                                                     ------------
       Total Assets............................................................................       116,427,905
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................         5,800,000
Unrealized depreciation on forward foreign currency contracts..................................            54,252
Payables:
   Investment securities purchased.............................................................           211,222
   Custodian fees..............................................................................           184,838
   Deferred Thailand capital gains tax.........................................................           156,330
   Investment advisory fees....................................................................            99,154
   Audit and tax fees..........................................................................            58,200
   Administrative fees.........................................................................            19,402
   Interest and fees on loan...................................................................            12,043
   Printing fees...............................................................................            11,074
   Transfer agent fees.........................................................................             5,319
   Legal fees..................................................................................             1,219
   Deferred Indonesian capital gains tax.......................................................               831
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................               204
                                                                                                     ------------
   Total Liabilities...........................................................................         6,614,859
                                                                                                     ------------
NET ASSETS.....................................................................................      $109,813,046
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 97,383,198
Par value......................................................................................            53,278
Accumulated net investment income (loss).......................................................          (204,964)
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions..................................................           462,761
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................        12,118,773
                                                                                                     ------------
NET ASSETS.....................................................................................      $109,813,046
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      20.61
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         5,327,785
                                                                                                     ============


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $10,567)...........................................      $  4,827,284
Dividends (net of foreign withholding tax of $148,972).........................................         1,422,707
Other..........................................................................................            57,702
                                                                                                     ------------
   Total investment income.....................................................................         6,307,693
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         1,241,760
Custodian fees.................................................................................           285,084
Administrative fees............................................................................           154,933
Interest and fees on loan......................................................................            84,984
Audit and tax fees.............................................................................            64,721
Printing fees..................................................................................            41,274
Transfer agent fees............................................................................            36,250
Excise tax expense.............................................................................            27,178
Trustees' fees and expenses....................................................................            19,437
Legal fees.....................................................................................            16,848
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            95,308
                                                                                                     ------------
   Total expenses..............................................................................         2,077,027
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         4,230,666
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         2,846,715
   Forward foreign currency contracts..........................................................           482,135
   Foreign currency transactions...............................................................          (886,273)
                                                                                                     ------------
Net realized gain (loss).......................................................................         2,442,577
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (15,574,092)
   Forward foreign currency contracts..........................................................           (37,130)
   Foreign currency translation................................................................           (42,294)
Net change in deferred Thailand capital gains tax..............................................           116,180
Net change in deferred Indonesian capital gains tax............................................            42,606
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................       (15,494,730)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (13,052,153)
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ (8,821,487)
                                                                                                     ============


                        See Notes to Financial Statements                Page 19

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          12/31/2013      12/31/2012
                                                                                         -------------   -------------

OPERATIONS:
Net investment income (loss).......................................................      $   4,230,666   $   4,774,944
Net realized gain (loss)...........................................................          2,442,577       1,919,847
Net change in unrealized appreciation (depreciation)...............................        (15,494,730)     18,683,992
                                                                                         -------------   -------------
Net increase (decrease) in net assets resulting from operations....................         (8,821,487)     25,378,783
                                                                                         -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (4,041,125)     (4,677,795)
Net realized gain..................................................................         (3,417,774)     (2,781,104)
                                                                                         -------------   -------------
Total distributions to shareholders................................................         (7,458,899)     (7,458,899)
                                                                                         -------------   -------------
Total increase (decrease) in net assets............................................        (16,280,386)     17,919,884

NET ASSETS:
Beginning of period................................................................        126,093,432     108,173,548
                                                                                         -------------   -------------
End of period......................................................................      $ 109,813,046   $ 126,093,432
                                                                                         =============   =============
Accumulated net investment income (loss) at end of period..........................      $    (204,964)  $    (168,124)
                                                                                         =============   =============

COMMON SHARES:
Common Shares at end of period.....................................................          5,327,785       5,327,785
                                                                                         =============   =============


Page 20                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................   $  (8,821,487)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................     (60,656,054)
      Sales, maturities and paydowns of investments.............................      62,008,152
      Net amortization/accretion of premiums/discounts on investments...........        (249,317)
      Net realized gain/loss on investments.....................................      (2,846,715)
      Net realized gain/loss on foreign currency transactions (a)...............         843,649
      Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.....................................................          37,130
      Net change in unrealized appreciation/depreciation on investments.........      15,574,092
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................         (30,200)
      Decrease in dividends receivable..........................................          19,332
      Increase in miscellaneous receivable......................................         (40,381)
      Decrease in prepaid expenses..............................................           1,712
      Increase in interest and fees on loan payable.............................           1,092
      Decrease in investment advisory fees payable..............................         (11,872)
      Decrease in audit and tax fees payable....................................            (43)
      Decrease in legal fees payable............................................          (1,503)
      Decrease in printing fees payable.........................................          (2,186)
      Increase in administrative fees payable...................................           9,688
      Increase in custodian fees payable........................................         133,244
      Increase in transfer agent fees payable...................................           1,730
      Decrease in Trustees' fees and expenses payable...........................             (8)
      Decrease in deferred Thailand capital gains tax...........................        (116,180)
      Decrease in Indonesian capital gains tax..................................         (20,130)
      Decrease in deferred Indonesian capital gains tax.........................         (42,606)
      Decrease in other liabilities.............................................          (9,225)
                                                                                   -------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                    $   5,781,914
                                                                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net realized gain...............      (3,417,774)
      Distributions to Common Shareholders from net investment income...........      (4,041,125)
                                                                                   -------------
CASH USED IN FINANCING ACTIVITIES...............................................                       (7,458,899)
                                                                                                    -------------
Decrease in cash (b)............................................................                       (1,676,985)
Cash and foreign currency at beginning of period................................                        2,289,478
                                                                                                    -------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                    $     612,493
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                    $      83,892
                                                                                                    -------------


(a) This amount is a component of net realized gain (loss) on foreign currency transactions as shown on the Statement of Operations.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(10,728).



                        See Notes to Financial Statements                Page 21

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                12/31/2013       12/31/2012       12/31/2011       12/31/2010       12/31/2009
                                               ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $    23.67       $    20.30       $    22.77       $    19.76       $    12.87
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.79             0.90             0.98             0.97             1.01
Net realized and unrealized gain (loss)              (2.45)            3.87            (2.05)            3.41             7.16
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations                     (1.66)            4.77            (1.07)            4.38             8.17
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.76)           (0.88)           (0.74)           (0.83)           (0.81)
Net realized gain                                    (0.64)           (0.52)           (0.66)           (0.57)              --
Return of capital                                       --               --               --               --            (0.63)
                                                ----------       ----------       ----------       ----------       ----------
Total distributions to Common Shareholders           (1.40)           (1.40)           (1.40)           (1.40)           (1.44)
                                                ----------       ----------       ----------       ----------       ----------
Capital share repurchases                               --               --               --             0.03             0.16
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period                  $    20.61       $    23.67       $    20.30       $    22.77       $    19.76
                                                ==========       ==========       ==========       ==========       ==========
Market value, end of period                     $    18.05       $    22.05       $    17.82       $    21.32       $    18.04
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (a)            (6.49)%          24.36%           (4.18)%          23.29%           69.25%
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (a)              (12.13)%          32.02%          (10.17)%          26.45%           94.01%
                                                ==========       ==========       ==========       ==========       ==========
-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  109,813        $ 126,093       $  108,174       $  121,338       $  106,717
Ratio of total expenses to average net assets         1.75%            1.78%            1.68%            1.76%            2.11%
Ratio of total expenses to average net assets
   excluding interest expense                         1.68%            1.70%            1.61%            1.62%            1.80%
Ratio of net investment income (loss) to
   average net assets                                 3.57%            4.04%            4.47%            4.55%            6.11%
Portfolio turnover rate                                 50%              49%              51%              87%              66%
INDEBTEDNESS:
Total loan outstanding (in 000's)               $    5,800        $   5,800       $    5,800       $    5,800       $    5,800
Asset coverage per $1,000 of
   indebtedness (b)                             $   19,933        $  22,740       $   19,651       $   21,920       $   19,399

-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

Page 22                 See Notes to Financial Statements

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013


                                1. ORGANIZATION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

On December 10, 2012, the Fund's Board of Trustees approved a change to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, on or about April 30, 2013, the following Fund investment strategy became effective:

      o The Fund may invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. The Fund's securities will be valued as follows:

      Bonds, notes and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2     ) reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7     ) reference data including market research publications.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretions of discounts.

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of the bid and asked prices, if available, and otherwise at the closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013


      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to the following:

      1) the fundamental business data relating to the issuer or economic data relating to the country of issue;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4) the financial statements of the issuer, or the financial condition of the country of issue;

      5) the credit quality and cash flow of the issuer, or country of issue, based on the sub-advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7) whether the event is likely to recur; and 8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended December 31, 2013, the amount of notional values of forward foreign currency contracts opened and closed were $91,502,134 and $90,309,223, respectively.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Fund adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013


At December 31, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                                Gross Amounts
                                                                                              not Offset in the
                                                                                                 Statement of
                                                                       Net Amounts of       Assets and Liabilities
                                                  Gross Amounts       Assets Presented    --------------------------
                           Gross amounts of       Offset in the       in the Statement                    Collateral
                              Recognized       Statement of Assets     of Assets and        Financial      Amounts
                                Assets           and Liabilities        Liabilities        Instruments     Received     Net Amount
------------------------------------------------------------------------------------------------------------------------------------
Forward Currency Contracts*   $ 112,184             $     --             $ 112,184          $ (54,252)      $   --       $ 57,932


                                                                                                Gross Amounts
                                                                                              not Offset in the
                                                                                                 Statement of
                                                                       Net Amounts of       Assets and Liabilities
                                                  Gross Amounts    Liabilities Presented  --------------------------
                           Gross amounts of       Offsetting the      in the Statement                    Collateral
                                Recognized     Statement of Assets     of Assets and        Financial      Amounts
                             Liabilities         and Liabilities        Liabilities        Instruments     Pledged      Net Amount
------------------------------------------------------------------------------------------------------------------------------------
Forward Currency Contracts*   $ (54,252)            $     --             $ (54,252)         $  54,252       $   --       $     --



* The respective counterparties for each contract are disclosed in the Schedule of Forward Foreign Currency Contracts.


E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settle date and subsequent sale trade date for equity securities is included in "Net realized gain (loss) on investments" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date for fixed-income securities, is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended December 31, 2013, primarily a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $226,381, an increase to accumulated net realized gain (loss) of $253,559 and a decrease to paid-in capital of $27,178. Net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013


The tax character of distributions paid during the fiscal years ended December 31, 2013, and 2012 was as follows:

Distributions paid from:                               2013              2012
Ordinary income.................................  $   4,520,626    $   4,885,579
Long-term capital gains.........................      2,938,273        2,573,320

As of December 31, 2013, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income...................  $      80,285
Undistributed capital gains.....................        499,627
                                                  -------------
Total undistributed earnings....................        579,912
Accumulated capital and other losses............             --
Net unrealized appreciation (depreciation)......     11,982,588
                                                  -------------
Total accumulated earnings (losses).............     12,562,500
Other...........................................       (185,930)
Paid-in capital.................................     97,436,476
                                                  -------------
Net assets......................................  $ 109,813,046
                                                  =============

G. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

At December 31, 2013, the Fund had no capital loss carryforward for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of December 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013


Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman served two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2013, were $60,867,276 and $62,532,992, respectively.

                                 5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $20,000,000. As of December 31, 2013, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000. For the year ended December 31, 2013, the average amount outstanding was $5,800,000. The high and low annual interest rates during the year ended December 31, 2013 were 1.16% and 1.07%, respectively, and the weighted average interest rate was 1.10%. The interest rate at December 31, 2013 was 1.11%. The Fund pays a commitment fee of 0.15% (or 0.30% if the loan balance drops below 40% of total commitment) per year, which is included in "Interest and fees on loan" on the Statement of Operations.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the portfolio of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Aberdeen Emerging Opportunity Fund, as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 21, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 29.17% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2013. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2013, qualify for corporate dividends received deduction available to corporate shareholders.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $5,395,374 (representing a total of $1.01 per share). The total amount of taxes paid to such countries is $120,426 (representing a total of $0.02 per share).

For the year ended December 31, 2013, the amount of long-term capital gain distributions designated by the Fund was $2,938,273 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielsen were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 4,970,317, the number of votes against was 48,935 and the number of abstentions was 308,533. The number of votes cast in favor of Mr. Nielsen was 4,967,265, the number of votes against was 51,987 and the number of abstentions was 308,533. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2013 (UNAUDITED)


NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2013 (UNAUDITED)


currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2013 (UNAUDITED)

                                                                                                     NUMBER OF          OTHER
                                                                                                   PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                  THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                                FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS               OVERSEEN BY      DURING PAST
POSITION WITH THE FUND                 SERVICE(2)                DURING PAST 5 YEARS                  TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o Three-Year Term   Physician; President, Wheaton Orthopedics;      105       None
c/o First Trust Advisors L.P.                           Limited Partner, Gundersen Real Estate
120 East Liberty Drive,             o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                           Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o Three-Year Term   President (March 2010 to Present), Senior       105       Director of ADM
c/o First Trust Advisors L.P.                           Vice President and Chief Financial Officer                Investor Services,
120 East Liberty Drive,             o Since Fund        (May 2007 to March 2010), ADM Investor                    Inc. and ADM
  Suite 400                           Inception         Services, Inc. (Futures Commission Merchant)              Investor Services
Wheaton, IL 60187                                                                                                 International
D.O.B.: 11/57

Robert F. Keith, Trustee            o Three-Year Term   President (2003 to Present), Hibs Enterprises   105       Director of
c/o First Trust Advisors L.P.                           (Financial and Management Consulting)                     Trust Company
120 East Liberty Drive,             o Since Fund                                                                  of Illinois
  Suite 400                           Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three-Year Term   President and Chief Executive Officer (June     105       Director of
c/o First Trust Advisors L.P.                           2012 to Present), Dew Learning LLC                        Covenant
120 East Liberty Drive,             o Since Fund        (Educational Products and Services); President            Transport Inc.
  Suite 400                           Inception         (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and      o Three-Year Term   Chief Executive Officer (December 2010          105       None
Chairman of the Board                                   to Present), President (until December
120 East Liberty Drive,             o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                           Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                       Board of Directors, BondWave LLC
D.O.B.: 09/55                                           (Software Development Company/
                                                        Investment Advisor) and Stonebridge
                                                        Advisors LLC (Investment Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a Trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as Trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as Trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                         DECEMBER 31, 2013 (UNAUDITED)

     NAME, ADDRESS       POSITION AND OFFICES           TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH          WITH FUND                  LENGTH OF SERVICE                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief         o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Executive Officer           o Since January 2012        and Chief Financial Officer, First Trust Advisors
   Suite 400                                                                   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas         Treasurer, Chief Financial  o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief                                       President (April 2007 to Present), First Trust
   Suite 400           Accounting Officer          o Since January 2012        Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine       Secretary and Chief         o Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,  Legal Officer                                           Trust Portfolios L.P. and Secretary and General
   Suite 400                                       o Since Fund Inception      Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist    Vice President              o Indefinite Term           Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
   Suite 400                                       o Since Fund Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher        Chief Compliance Officer    o Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  and Assistant Secretary     o Chief Compliance Officer  First Trust Advisors L.P. and First Trust
   Suite 400                                       since January 2011          Portfolios L.P.
Wheaton, IL 60187                                  o Assistant Secretary
D.O.B.: 12/66                                        since Fund Inception

-------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               DECEMBER 31, 2013


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2012 and $53,000 for 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2012 and $0 for 2013.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012 and $0 for 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $9,290 for 2012 and $8,290 for 2013. These fees were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2012 and $0 for 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2012 were $9,290 and $4,120 for the Registrant and the Registrant's investment adviser, respectively and for 2013 were $8,290 and $38,000 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                       ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES
                             AS OF FEBRUARY 8, 2010

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited, a UK Corporation ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client IS proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.    DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.   GENERAL VOTING POLICIES

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients or the clients' designees.

2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. SPECIFIC VOTING POLICIES

A.    General Philosophy.

      o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

      o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

      o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-bycase basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.   PROXY VOTING PROCEDURES

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland ("PA-UK"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services ("ISS"). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients;
(4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The proxy administration process is carried out by the PA-UK. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK. The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group ("CGG") in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The PA-UK is responsible for ensuring that votes for Aberdeen Advisers' clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group ("CGG"). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers. The Aberdeen Advisers have engaged Proxy Edge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Aberdeen has also engaged ISS, a third party service provider, to provide (I) notification of impending votes;
(2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.    DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A.    Documentation.

      Each Adviser's Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

      The PA-UK is responsible for:

1. Overseeing the proxy voting process;

2. Consulting with portfolio managers/analysts for the relevant portfolio security; and 3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.       Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

      A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August) I, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records .

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

      For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client Or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2013

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

DEVAN KALOO
Head of Emerging Market Equity for the Aberdeen Group

Mr. Kaloo is responsible for the London based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh, Scotland, shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

JOANNE IRVINE
Head of GEM Equity Team ex Asia

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

PETER TAYLOR
Senior Investment Manager/Head of Corporate Governance

Mr. Taylor is a Senior Investment Manager and Head of Corporate Governance on the Global Emerging Markets Equity Team. Peter joined Aberdeen's Asian Equities Team in Singapore in 2007 and transferred to London in 2011. Previously, he was with the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington DC and Hong Kong offices.

BRETT DIMENT
Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market Debt and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

MAX WOLMAN
Portfolio Manager, Emerging Market Debt

Mr. Wolman is a Portfolio Manager on the Global Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER


INFORMATION PROVIDED AS OF DECEMBER 31, 2013


 (assets in millions).


                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts     Total          Based on         is Based on
          Team Member                     Type of Accounts              Managed        Assets        Performance       Performance
------------------------------            ----------------           -------------    --------    ------------------  -------------

1.  Devan Kaloo                  Registered Investment Companies:    10             $12,030.04            0           $0
                                 Other Pooled Investment Vehicles:   25             $28,733.24            0           $0
                                 Other Accounts:                     53             $18,345.24            5           $1,470.54
2.  Joanne Irvine                Registered Investment Companies:    10             $12,030.04            0           $0
                                 Other Pooled Investment Vehicles:   25             $28,733.24            0           $0
                                 Other Accounts:                     53             $18,345.24            5           $1,470.54
3.  Peter Taylor                 Registered Investment Companies:    10             $12,030.04            0           $0
                                 Other Pooled Investment Vehicles:   25             $28,733.24            0           $0
                                 Other Accounts:                     53             $18,345.24            5           $1,470.54
4.  Brett Diment                 Registered Investment Companies:    9              $794.86               0           $0
                                 Other Pooled Investment Vehicles:   83             $15,230.37            0           $0
                                 Other Accounts:                     132            $25,586.06            2           $303.11
5.  Max Wolman                   Registered Investment Companies:    9              $794.86               0           $0
                                 Other Pooled Investment Vehicles:   83             $15,230.37            0           $0
                                 Other Accounts:                     132            $25,586.06            2           $303.11


POTENTIAL CONFLICTS OF INTERESTS

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers' management of "other accounts", including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance ("performance-based fees"), may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2013

Aberdeen Asset Management PLC's ("Aberdeen") remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen's policy is to pay a fair salary commensurate with the individual's role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives' interests with Aberdeen's sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team's bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager's discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered and evaluated. However, since the performance of other accounts is a subjective portion of a portfolio manager's annual bonus consideration, it is deliberated in a general fashion without a set method or specialized compensation structure.

Although performance is not a substantial portion of a portfolio manager's compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen's dynamic compliance monitoring system.

When determining compensation, Fund performance is calculated using pre-tax information. Fund performance is compared to standards such as peer performance and benchmarks when determining compensation, with specific metrics including a comparison to the Fund's benchmark.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2013

Name of Portfolio Manager        Dollar ($) Range of
--------------------------       --------------------
            or                       Fund Shares
            ---                      ------------
        Team Member              Beneficially Owned
        -----------              -------------------

Devan Kaloo                              $0
Joanne Irvine                            $0
Peter Taylor                             $0
Brett Diment                             $0
Max Wolman                               $0


(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust/Aberdeen Emerging Opportunity Fund
              ---------------------------------------------------

By (Signature and Title)*               /a/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 21, 2014
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /a/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 21, 2014
     ----------------------

By (Signature and Title)*               /a/ Mark R. Bradley
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 21, 2014
     ----------------------

* Print the name and title of each signing officer under his or her signature.